UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

              Date of Report: (Date of Earliest Event Reported):
                                 May 14, 1998

                           THE QUIZNO'S CORPORATION
            (Exact name of registrant as specified in its charter)

Colorado                        000-23174                 84-1169286
(State or other jurisdiction   (Commission              (IRS  Employer
of  incorporation)              File Number)         Identification  No.)

           1099 18th Street, Suite 2850, Denver, Colorado,     80202
            (Address of principal executive offices)     (Zip Code)

    Registrant's  telephone number, including area code:    (303)  291-0999

Item  5.  Other  Events.    Other  event
Press  release  regarding  1st  quarter  profit  and  revenue.

   Exhibit  No.                 Description Reg.         S-K  Item  No.
--------------------            ----------------         --------------

*99.1                           Press  release            99



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


THE  QUIZNO'S  CORPORATION



Date:  May  15,  1998                    By:/s/  John  L.  Gallivan
                                         John  L.  Gallivan,  Chief  Financial
                                         Officer

                                 EXHIBIT INDEX


        Exhibit  No.                  Description       Reg.  S-K  Item  No.
--------------------                  -----------       --------------------

*99.1                                 Press  release          1